EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	4Q 2010	4Q 2009

Reported Net Income	$1,212	$938
EPS - Diluted	$1.49	$1.15

Core Results	$1,287	$1,102
EPS - Diluted	$1.58	$1.35

Total Worldwide Sales Volumes (mboe/day)	751	722

Total Worldwide Crude Oil Realizations ($/BBL)	$79.96	$71.74
Domestic Natural Gas Realizations ($/MCF)	$4.13	$4.37

Wtd. Average Basic Shares O/S (mm)	812.6	811.8
Wtd. Average Diluted Shares O/S (mm)	813.7	813.5

	YTD 2010	YTD 2009

Reported Net Income	$4,530	$2,915
EPS - Diluted	$5.56	$3.58

Core Results	$4,664	$3,192
EPS - Diluted	$5.72	$3.92

Total Worldwide Sales Volumes (mboe/day)	744	714

Total Worldwide Crude Oil Realizations ($/BBL)	$75.16	$57.31
Domestic Natural Gas Realizations ($/MCF)	$4.53	$3.46

Wtd. Average Basic Shares O/S (mm)	812.5	811.3
Wtd. Average Diluted Shares O/S (mm)	813.8	813.8

Shares Outstanding (mm)	812.8	811.9

Cash Flow from Operations	$9,300	$5,800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,666	$275	Asset Impairments	$1,941

Chemical	111			111

Midstream, marketing and other	202			202

Corporate
Interest expense, net	(20)			(20)

Other	(149)			(149)

Taxes	(618)	(100)	Tax effect of adjustments	(798)
		(80)	Benefit from foreign tax
			credit carry-forwards

Income from continuing operations	1,192	95		1,287
Discontinued operations, net of tax	20	(20)	Discontinued operations, net	-
Net Income	$1,212	$75		$1,287

Basic Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	0.02
Net Income	$1.49			$1.58

Diluted Earnings Per Common Share
Income from continuing operations	$1.47
Discontinued operations, net	0.02
Net Income	$1.49			$1.58

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Fourth Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$1,869			$1,869

Chemical	33			33

Midstream, marketing and other	81			81

Corporate
Interest expense, net	(31)			(31)

Other	(107)			(107)

Taxes	(743)			(743)

Income from continuing operations	1,102	-		1,102
Discontinued operations, net of tax	(164)	164	Discontinued operations, net	-
Net Income	$938	$164		$1,102

Basic Earnings Per Common Share
Income from continuing operations	$1.35
Discontinued operations, net	(0.20)
Net Income	$1.15			$1.36
Diluted Earnings Per Common Share
Income from continuing operations	$1.35
Discontinued operations, net	(0.20)
Net Income	$1.15			$1.35

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,151	$275	Asset Impairments	$7,426

Chemical	438			438

Midstream, marketing and other	472			472

Corporate
Interest expense, net	(93)			(93)

Other	(404)			(404)

Taxes	(2,995)	(100)	Tax effect of adjustments	(3,175)
		(80)	Benefit from foreign tax
			credit carry-forwards

Income from continuing operations	4,569	95		4,664
Discontinued operations, net of tax	(39)	39	Discontinued operations, net	-
Net Income	$4,530	$134		$4,664

Basic Earnings Per Common Share
Income from continuing operations	$5.62
Discontinued operations, net	(0.05)
Net Income	$5.57			$5.73

Diluted Earnings Per Common Share
Income from continuing operations	$5.61
Discontinued operations, net	(0.05)
Net Income	$5.56			$5.72

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2009 Twelve Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$5,097	$8	Rig contract terminations	$5,105

Chemical	389			389

Midstream, marketing and other	235			235

Corporate
Interest expense, net	(102)			(102)

Other	(405)	40	Severance	(350)
		15	Railcar leases

Taxes	(2,063)	(22)	Tax effect of adjustments	(2,085)

Income from continuing operations	3,151	41		3,192
Discontinued operations, net of tax	(236)	236	Discontinued operations, net	-
Net Income	$2,915	$277		$3,192

Basic Earnings Per Common Share
Income from continuing operations	$3.88
Discontinued operations, net	(0.29)
Net Income	$3.59			$3.93
Diluted Earnings Per Common Share
Income from continuing operations	$3.87
Discontinued operations, net	(0.29)
Net Income	$3.58			$3.92

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2010	2010	2009	2010	2009
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	1,666	1,757	1,869	7,151	5,097
Chemicals	111	189	33	438	389
Midstream, marketing and other	202	163	81	472	235
Corporate & other	(169)	(84)	(138)	(497)	(507)
Pre-tax income	1,810	2,025	1,845	7,564	5,214

Income tax expense
Federal and state	129	322	338	1,087	684
Foreign	489	500	405	1,908	1,379
Total	618	822	743	2,995	2,063

Income from continuing operations	1,192	1,203	1,102	4,569	3,151

Worldwide effective tax rate	34%	41%	40%	40%	40%

	2010	2010	2009	2010	2009
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	1,941	1,757	1,869	7,426	5,105
Chemicals	111	189	33	438	389
Midstream, marketing and other	202	163	81	472	235
Corporate & other	(169)	(84)	(138)	(497)	(452)
Pre-tax income	2,085	2,025	1,845	7,839	5,277

Income tax expense
Federal and state	309	322	338	1,267	706
Foreign	489	500	405	1,908	1,379
Total	798	822	743	3,175	2,085

Core results	1,287	1,203	1,102	4,664	3,192

Worldwide effective tax rate	38%	41%	40%	41%	40%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,666	$1,757	$(91)
Chemical	111	189	(78)
Midstream, marketing and other	202	163	39
Corporate
Interest expense, net	(20)	(18)	(2)
Other	(149)	(66)	(83)
Taxes	(618)	(822)	204
Income from continuing operations	1,192	1,203	(11)
Discontinued operations, net	20	(12)	32
Net Income	$1,212	$1,191	$21

Earnings Per Common Share
Basic	$1.49	$1.46	$0.03
Diluted	$1.49	$1.46	$0.03

Worldwide Effective Tax Rate	34%	41%	7%

OCCIDENTAL PETROLEUM
2010 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2010	2010	B / (W)
Oil & Gas	$1,941	$1,757	$184
Chemical	111	189	(78)
Midstream, marketing and other	202	163	39
Corporate
Interest expense, net	(20)	(18)	(2)
Other	(149)	(66)	(83)
Taxes	(798)	(822)	24
Core Results	$1,287	$1,203	$84

Core Results Per Common Share
Basic	$1.58	$1.48	$0.10
Diluted	$1.58	$1.48	$0.10

Worldwide Effective Tax Rate	38%	41%	3%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2010 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,666	$1,869	$(203)
Chemical	111	33	78
Midstream, marketing and other	202	81	121
Corporate
Interest expense, net	(20)	(31)	11
Other	(149)	(107)	(42)
Taxes	(618)	(743)	125
Income from continuing operations	1,192	1,102	90
Discontinued operations, net	20	(164)	184
Net Income	$1,212	$938	$274

Earnings Per Common Share
Basic	$1.49	$1.15	$0.34
Diluted	$1.49	$1.15	$0.34

Worldwide Effective Tax Rate	34%	40%	6%

OCCIDENTAL PETROLEUM
2010 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2010	2009	B / (W)
Oil & Gas	$1,941	$1,869	$72
Chemical	111	33	78
Midstream, marketing and other	202	81	121
Corporate
Interest expense, net	(20)	(31)	11
Other	(149)	(107)	(42)
Taxes	(798)	(743)	(55)
Core Results	$1,287	$1,102	$185

Core Results Per Common Share
Basic	$1.58	$1.36	$0.22
Diluted	$1.58	$1.35	$0.23

Worldwide Effective Tax Rate	38%	40%	2%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2010	2009	2010	2009
NET SALES VOLUMES PER DAY:
United States
Crude Oil and Liquids (MBBL)
	California	90	92	92	93
	Permian	163	164	161	164
	Midcontinent Gas	19	15	18	14
	Total	272	271	271	271
Natural Gas (MMCF)
	California	259	282	280	250
	Permian	154	122	133	125
	Midcontinent Gas	286	241	264	260
	Total	699	645	677	635
Latin America

Crude Oil (MBBL)	Colombia	31	36	32	39

Natural Gas (MMCF)	Bolivia	18	12	16	16

Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	1	3	-
	Dolphin	23	26	24	25
	Libya	12	15	13	12
	Oman	63	54	61	50
	Qatar	74	80	76	79
	Yemen	27	32	30	35
	Total	202	208	207	201
Natural Gas (MMCF)
	Bahrain	170	40	169	10
	Dolphin	232	256	236	257
	Oman	47	42	48	49
	Total	449	338	453	316

Continuing operations
Barrels of Oil Equivalent (MBOE)		699	680	701	672

Discontinued operations
Crude Oil (MBBL)		46	37	37	37
Natural Gas (MMCF)		36	30	34	30

Total Sales - MBOE		751	722	744	714

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2010	2009	2010	2009
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBBL)		272	271	271	271
Natural Gas (MMCF)		699	645	677	635

Latin America
Crude Oil (MBBL)	Colombia	30	36	32	39
Natural Gas (MMCF)		18	12	16	16

Middle East / North Africa
Crude Oil and Liquids (MBBL)
	Bahrain	3	1	3	-
	Dolphin	23	26	24	26
	Iraq	11	-	3	-
	Libya	12	11	13	11
	Oman	67	56	62	50
	Qatar	75	78	76	79
	Yemen	27	31	31	34
	Total	218	203	212	200

Natural Gas (MMCF)		449	338	453	316

Continuing operations
Barrels of Oil Equivalent (MBOE)		714	676	706	671

Discontinued operations
Crude Oil (MBBL)		33	36	36	36
Natural Gas (MMCF)		36	30	34	30

Total Worldwide Production - MBOE		753	717	748	712

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2010	2009	2010	2009

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	79.20	70.90	73.79	56.74
Natural gas ($/MCF)	4.13	4.37	4.53	3.46

Latin America
Crude Oil ($/BBL)	81.05	71.69	75.29	55.89
Natural Gas ($/MCF)	7.76	5.73	7.73	5.70

Middle East / North Africa
Crude Oil ($/BBL)	80.65	73.11	76.67	58.75

Total Worldwide
Crude Oil ($/BBL)	79.96	71.74	75.16	57.31
Natural Gas ($/MCF)	2.91	3.42	3.11	2.83

	Fourth Quarter		Twelve Months
	2010	2009	2010	2009
Exploration Expense
United States	$27	$53	$162	$160
Latin America	6	12	7	14
Middle East / North Africa	21	33	93	80
TOTAL REPORTED	$54	$98	$262	$254

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
Capital Expenditures ($MM)		2010	2009	2010	2009
Oil & Gas
California		$297	$152	$841	$554
Permian		212	85	502	413
Midcontinent Gas		131	41	269	118
Latin America		56	40	163	210
Middle East / North Africa		344	253	1,199	1,021
Exploration		62	50	192	132
Chemicals		108	91	237	205
Midstream, marketing and other		144	124	501	554
Corporate		6	4	36	38
	TOTAL	$1,360	$840	$3,940	$3,245

Depreciation, Depletion &		Fourth Quarter		Twelve Months
Amortization of Assets ($MM)		2010	2009	2010	2009
Oil & Gas
Domestic		$365	$305	$1,412	$1,237
Latin America		31	48	122	198
Middle East / North Africa		282	237	1,134	823
Chemicals		78	76	321	298
Midstream, marketing and other		38	31	142	110
Corporate		5	6	22	21
	TOTAL	$799	$703	$3,153	$2,687

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

		31-Dec-10	31-Dec-09

CAPITALIZATION

Long-Term Debt (including current maturities)		$5,111	$2,796

Others		-	25

	Total Debt	$5,111	$2,821

EQUITY		$32,484	$29,159

Total Debt To Total Capitalization		14%	9%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Argentina Summary
($ Millions)

	2008	2009	2010

Net Production (MBOE/Day)	38	41	42

Results pre-tax	(591)	(369)	(33)

Results after-tax	(344)	(224)	(18)

Depreciation, Depletion & Amortization of Assets	314	430	350

Capital Expenditures	538	336	415	*

*Includes $105 million contract extension bonus.

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Argentina Summary
($ Millions)

	2010

	1st Q	2nd Q	3rd Q	4th Q	TY

Net Production (MBOE/Day)	42	42	45	39	42

Results pre-tax	(43)	(17)	(13)	40	(33)

Results after-tax	(26)	(8)	(7)	23	(18)

Investor Relations Supplemental Schedules